Finance Result	12 Months Ended
Dec. 31, 2021
Finance Result
Finance Result

(27)    Finance Result

Details are as follows:

	Thousands of Euros
	31/12/2020	31/12/2020	31/12/2019
Finance income	11,551	8,021	114,197
Finance costs from Senior Unsecured Notes	(104,944)	(85,182)	(41,920)
Finance costs from senior debt (note 21 (b))	(111,719)	(119,140)	(262,797)
Finance costs from sale of receivables (note 14)	(10,292)	(10,964)	(9,171)
Capitalized interest (note 10)	18,636	16,606	14,894
Finance lease expenses (note 9)	(35,786)	(35,205)	(34,558)
Other finance costs	(33,889)	(15,754)	(9,413)
Finance costs	(277,994)	(249,639)	(342,965)
Impairment and gains / (losses) on disposal of financial instruments	—	—	(37,666)
Change in fair value of financial instruments (note 11)	246	55,703	1,326
Exchange differences	(11,602)	8,246	(9,616)
Finance result	(277,799)	(177,669)	(274,724)

2019 finance income from senior debt includes income of Euros 97,850 thousand related to the refinancing effect (see note 21).

During 2021 the Group has capitalized interest at a rate of between 3.71% and 4.15% based on the financing received (between 3.72% and 4.70%% during 2020) (see note 4 (f)).

“Change in fair value of financial instruments” at 31 December 2020 includes the difference between the contractual right value recognized at 31 December 2019 and the quoted value of SRAAS at 30 March 2020 for an amount of Euros 56,526 thousand (see note 11).

At 31 December 2019, as part of the share exchange agreement with Shanghai RAAS Blood Products Co. Ltd., Grifols delivered 90 shares of its subsidiary Grifols Diagnostic Solutions, Inc. in exchange for a contractual right to receive equity instruments in an associate, which generated a profit related to the measurement of the contractual right amounting to Euros 1 million at 31 December 2019 (see note 11).